Prospectus Supplement	October 15, 2013

Putnam VT Diversified Income Fund Prospectuses dated April 30, 2013

The following information is added to the section How does the fund price its shares? or How do the funds price their shares?:

The fund's most recent NAV is available on Putnam Investments' website at putnam.com/individual or by contacting Putnam Investor Services at 1-800-225-1581.

Putnam Investments	284192 10/13